SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 20, 2000

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                   333-36234                    94-0905160
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification Number)

   1155 Battery Street                                   94111
 San Francisco, California
(Address of principal executive                       (Zip Code)
            offices)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  Other Events.

         In connection with the registrant's Registration Statement (Form S-4), Registration No. 333-36234, the registrant is filing herewith the document listed in Item 7 below and such document is incorporated by reference into such Registration Statement.

ITEM 7.  EXHIBIT.

99        Press Release dated June 20, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2000




                               LEVI STRAUSS & CO.


                           By /s/ William B. Chiasson
                              -----------------------
                               William B. Chiasson
                               Title: Senior Vice President and
                                      Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

     99                                 Press Release dated June 20, 2000